EXHIBIT 99.1
VOTING AGREEMENT
     THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of December 20, 2005 by and between Maxtor Corporation, a Delaware corporation (“Maxtor”), and each of the undersigned stockholders listed on the signature page hereto (each, a “Stockholder” and collectively, the “Stockholders”) of Seagate Technology, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Seagate”).
     WHEREAS, Maxtor, Seagate and MD Merger Corporation, a Delaware corporation and a direct wholly owned subsidiary of Seagate (“Merger Sub”), have entered into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into Maxtor (the “Merger”), all capital stock of Maxtor outstanding immediately prior to the effective time of the Merger will be converted into and thereafter represent solely the right to receive the consideration set forth in the Merger Agreement and Maxtor will survive as a wholly owned subsidiary of Seagate.
     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Maxtor has required that each of the Stockholders enter into this Agreement.
     WHEREAS, each Stockholder has agreed that certain shares of Seagate Common Stock owned by it shall be subject to the terms and conditions of this Agreement.
     NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:
     1. Certain Definitions. Capitalized terms that are used but not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following respective meanings:
          (a) “Exempt Transfer” shall mean (i) any Transfer or other granting of an economic or other pecuniary interest in or to Seagate Common Stock (pursuant to the granting of an option, derivative interest or other similar arrangement), provided that the Stockholder or other transferor of such Seagate Common Stock retains all voting rights in respect of any such Seagate Common Stock (which voting rights remain subject to the voting obligations set forth in this Agreement), (ii) any Transfer effected through an open market sale transaction, (iii) any Transfer made to a Person in direct contemplation of an open market sale transaction (including a “block trade” to a broker-dealer or other similar transaction), or (iv) any Transfer (other than to Persons who are affiliates of a party to this Agreement on the date hereof or the date of Transfer) by a Stockholder to its stockholders, partners or members in the form of pro rata dividends or distributions, whether upon liquidation or otherwise, of Seagate Common Stock that is immediately tradable in the hands of the transferee in open market sale transactions. For purposes of the foregoing, “open market sale transaction” shall mean any open market sale transaction effected pursuant to (A) an effective registration statement covering such sale of shares of Seagate Common

Stock that are the subject of such Transfer, (B) an applicable exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), that applies to open market sale transactions by a Person other than the issuer of securities, or (C) Rule 144 promulgated under the Securities Act.
          (b) “Expiration Time” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated in accordance with its terms, (ii) the Effective Time, and (iii) the date of any modification, waiver or amendment to the Merger Agreement in a manner that increases the Exchange Ratio.
          (c) “Person” shall mean any individual, corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental body or authority.
          (d) “Shares” shall mean any and all voting securities of Seagate beneficially owned by the Stockholder as of the record date (whether now owned or hereafter acquired) for every meeting of stockholders of Seagate called with respect to the Proposal (as defined below), and every postponement or adjournment thereof. With respect to Shares beneficially owned by James G. Coulter, such Shares shall not be deemed to include Shares owned directly by SAC Investment, L. P. (which Shares are covered by the counterpart of this agreement entered into directly by SAC Investment, L. P.).
          (e) Transfer. A Person shall be deemed to have effected a “Transfer” of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.
     2. Transfer of Shares. Such Stockholder hereby agrees that, other than pursuant to the terms of this Agreement, at all times during the period commencing with the execution and delivery of the Merger Agreement and continuing until the Expiration Time, the Stockholder shall not, directly or indirectly, (a) grant any proxies or enter into any voting trust or other agreement or arrangement that would transfer, limit or otherwise affect the rights of the Stockholder with respect to the voting of any Shares in respect of the Proposal (as defined below), or (b) Transfer (other than in an Exempt Transfer) any shares of Seagate Common Stock (or any securities convertible into or exercisable or exchangeable for shares of Seagate Common Stock) beneficially owned by such Stockholder as of the date hereof or hereafter acquired, or any interest in the foregoing, unless each Person to which any such shares (or any securities convertible into or exercisable or exchangeable for any such shares), or any interest in any of the foregoing, is or may be Transferred shall have (a) executed a counterpart of this Agreement (with such modifications as Maxtor may reasonably request), and (b) agreed in writing to hold such shares (or any securities convertible into or exercisable or exchangeable for any such shares), or such interest in the foregoing, subject to the terms and conditions of this Agreement. Any Transfer or purported Transfer (other than an Exempt Transfer) of shares of Seagate Common Stock in violation of the foregoing restrictions shall be null and void. The parties hereto expressly acknowledge and hereby agree that the foregoing restrictions on Transfer shall not apply to any Exempt Transfer and, subject to the retention of voting rights by the Stockholder, where applicable in accordance with the terms of Section 1(a) and Section 3 hereof, any Shares Transferred in an Exempt Transfer shall no longer be subject to the terms and conditions of this Agreement for any purpose.
     3. Agreement to Vote Shares. The Stockholder hereby agrees that, at all times during the period commencing with the execution and delivery of the Merger Agreement and continuing until the Expiration Time, the Stockholder shall (a) when a Seagate Stockholders’ Meeting is held, appear at such Seagate Stockholders’ Meeting (in person or by proxy) or otherwise cause all Shares to be counted as present thereat for the purpose of establishing a quorum and (b) vote (or cause to be voted) all Shares in favor of any proposal (the “Proposal”) to approve the issuance of shares of Seagate Common Stock in the manner contemplated by, and subject to and in accordance with, the terms and conditions set forth in the Merger Agreement at every meeting of stockholders of Seagate called with respect to the Proposal (and at every postponement or adjournment thereof). Prior to the Expiration Time, the Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Agreement. The provisions of this Section 3 shall apply to all Shares owned as of the record date for the vote on the Proposal (the “Record Date”), regardless of whether a Transfer (including an Exempt Transfer) of some or all of such Shares occurs after the Record Date.
     4. Irrevocable Proxy. Each Stockholder hereby appoints Maxtor and any designee of Maxtor, and each of them individually, as such Stockholder’s proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote with respect to the Shares in accordance with Section 3 hereof. This proxy is given to secure the performance of the duties of each Stockholder under this Agreement. Each Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. The proxy and power of attorney granted pursuant to Section 4 by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Stockholder. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.
     5. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants, severally and not jointly, to Maxtor as follows:
          (a) If such Stockholder is a legal entity and not an individual, such Stockholder has full corporate power and authority to execute and deliver this Agreement.
          (b) If such Stockholder is a legal entity and not an individual, the execution and delivery of this Agreement has been duly and validly authorized by all necessary action on the part of such Stockholder.
          (c) This Agreement has been duly and validly executed and delivered by such Stockholder and (assuming due authorization, execution and delivery of this Agreement by Maxtor) constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.
     6. Termination. This Agreement shall terminate and be of no further force or effect whatsoever upon the Expiration Time without any action on the part of any party hereto.
     7. Miscellaneous.
          (a) Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as, or be construed to be, a waiver of any other previous or subsequent breach of any term or provision of this Agreement.
          (b) Severability. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.
          (c) Binding Effect; Assignment. This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholder may be assigned to any other Person without the prior written consent of Maxtor.
          (d) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.
          (e) Specific Performance; Injunctive Relief. Each of the parties hereto hereby acknowledge that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Maxtor and to preserve for Maxtor the benefits of the Merger, (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value, and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to Maxtor which cannot be adequately compensated by a monetary award. Accordingly, Maxtor and the Stockholder hereby expressly agree that in addition to all other remedies available at law or in equity, Maxtor shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.
          (f) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
          (g) Entire Agreement. This Agreement and the Proxy and the other agreements referred to in this Agreement set forth the entire agreement and understanding of Maxtor and the Stockholder with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between Maxtor and the Stockholder, both oral and written, with respect to the subject matter hereof and thereof.
          (h) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):

(i)	If to Maxtor, to:

William Sweeney
Vice President, Secretary and General Counsel
Maxtor Corporation
2452 Clover Basin Drive
Longmont, CO 80503
Fax: (303) 678-3111

with a copy (which shall not constitute notice) to:

DLA Piper Rudnick Gray Cary US LLP
2000 University Avenue
East Palo Alto, CA 94303
Attention: Diane Holt Frankle
Facsimile: (650) 833-2001

               (ii) If to a Stockholder, to:
          (i) Headings. The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.
[STOCKHOLDER ADDRESS].
          (j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.

MAXTOR CORPORATION

By:

Name:

Title:

[STOCKHOLDER SIGNATURE BLOCKS]

By:

Name:

Title:

[VOTING AGREEMENT]

SCHEDULE I – Signatory Shareholders of Seagate Technology
August Capital III, L.P.
August Capital III Founders Fund
August Capital Strategic Partners III, L.P.
Silver Lake Investors Cayman, L.P.
Silver Lake Partners Cayman, L.P.
Silver Lake Technology Investors Cayman, L.P.
Silver Lake New York, Inc.
SAC Investments, L.P.
William W. Watkins
The Watkins Family Trust
Wolf Pack Limited Partnership
Stephen J. Luczo
Stephen J. Luczo Revocable Trust Dated January 26, 2001
Red Zone Holdings Limited Partnership
Red Zone II Limited Partnership
William W. Bradley
James G. Coulter
James A. Davidson
Glenn H. Hutchins
Donald E. Kiernan
David F. Marquardt
Lydia M. Marshall
Gregorio Reyes
John W. Thompson
John W. Thompson and Sandra A. Thompson, Trustees of the John and Sandra
Thompson Trust U/D/T 5/2/03
Charles C. Pope
Pope Family Reserve Trust
David A. Wickersham
Arlie Enterprises Limited Partnership
Brian S. Dexheimer
Silver Sea Limited Partnership
William L. Hudson
Carbonero Creek Limited Partnership